UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2011 (March 18, 2011)

JUMA TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-105778	68-0605151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

154 Toledo Street Farmingdale, NY	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 300-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Juma Technology Corp.’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements.” All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Juma Technology Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Juma Technology Corp.’s actual results to differ from management’s current expectations are contained in Juma Technology Corp.’s filings with the Securities and Exchange Commission. Juma undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 1.01. Entry into a Material Definitive Agreement.

On March 18, 2011, the Company and Carousel Industries of North America, Inc. (the “Purchaser”) executed and delivered a certain Assignment and Assumption Agreement (the “Agreement”). Upon the terms and subject to the conditions set forth therein, the Agreement provided for the assignment to and the assumption by the Purchaser of a list of scheduled maintenance agreements related to the Company’s telecommunications and systems integration business.  The Purchaser paid to the Company an advance against the earn-out payment equal to $250,000, $188,284 of which was paid on behalf of the Company on January 31, 2011 and $61,716 at the closing. The earn-out payment is based on 50% of the profits as defined under the Agreement earned during the 12-month period following the closing. A copy of the form of the Assignment and Assumption Agreement is attached hereto as Exhibit 10.1.

Prior to the entry into of the Agreement, there was no material relationship between the Company or its affiliates and the Purchaser, except that the Purchaser was and continues to be a customer of Nectar Services Corp., the Company’s wholly owned subsidiary.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit Number	Description

10.1	Form of Assignment and Assumption Agreement dated March 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

JUMA TECHNOLOGY CORP.

By:	/s/ Anthony Fernandez
Anthony Fernandez
Chief Financial Officer

Date: March 24, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Assignment and Assumption Agreement dated March 18, 2011